ARCTURUS® therapeutics

# PRESENTATION

## Interim OTC Deficiency Phase 2 Results and LUNAR 2.0™ Next-Generation mRNA Delivery Platform

September 23, 2026

# Forward Looking Statements

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: our strategy, future operations, collaborations, the likelihood of success (including safety and efficacy) and promise of our pipeline (including ARCT-810 and ARCT-2601), the planned initiation, design or completion of clinical trials, the ability to enroll subjects in clinical trials, the timing for receipt of data, the likelihood that preclinical or clinical data will be predictive of future clinical results, the likelihood that interim data or preliminary findings will be predictive of the complete data sets or final conclusions from the Phase 2 study, the likelihood that the Company will continue the Phase 2 Study or the OTC program, the likelihood that ARCT-2601 will proceed into the ongoing Phase 2 Study or any other study, the likelihood that a regulatory agency will agree with assessments of key biomarkers, the likelihood that biomarker results of ARCT-810 will lead to increased urea cycle function, the likelihood that clinical data will be sufficient to proceed into more advanced studies or for regulatory approval, the anticipated timing for regulatory submissions, the timing of, and expectations for, any results of any preclinical or clinical studies or regulatory approvals, the potential administration regimen or dosage and any statements other than statements of historical fact.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus’ most recent Annual Report on Form 10-K with the SEC and in other filings that Arcturus makes with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

**Trademark Attribution:**
The Arcturus logo and other trademarks of Arcturus appearing in this presentation are the property of Arcturus. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners.

# Today's Key Messages

## 1 ARCT-810 Clinical Evidence

- **Generally safe and well-tolerated** across repeated dosing
- **ALL subjects** maintained **normal ammonia** levels & exhibited **reduction in glutamine** despite generally increased protein intake

## 2 LUNAR 2.0™: NEW Standard in mRNA Delivery

- **40× higher EPO expression** vs. LUNAR 1.0, in NHPs
- **38× higher OTC expression** vs. the lipid used in ARCT-810, in NHPs
- **More protein from less mRNA** improves dose and interval flexibility

## 3 ARCT-2601 Utilizes LUNAR 2.0™

- **Preliminary non-GLP package:** no new findings vs. ARCT-810
- **FDA has seen LUNAR 2.0™ data and provided favorable advice**
- **Plan** to integrate -2601 into present ARCT-810 Phase 2 study YE 2026

## 4 New Platform to Impact Patients and Pipeline

- **Less frequent dosing, lower dose levels, shorter infusions**
- **LUNAR 2.0™** unlocks new target opportunities PKU & Gout
- **AI infrastructure** accelerates innovation and development efficiency

# ARCT-810 (LUNAR-OTC)

mRNA Therapeutic Candidate
for Ornithine Transcarbamylase (OTC) Deficiency

ARCTURUS therapeutics

# Ornithine Transcarbamylase (OTC) Deficiency

## The most common urea cycle disorder

- 10,000 prevalence in U.S./Europe
- The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine
- Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death

## Unmet Medical Need

- Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers
- Present standard of care does not effectively prevent life-threatening spikes of ammonia
- Severe OTC Deficiency patients are referred for liver transplant, currently the only cure

## LUNAR-OTC Aims to Restore Enzyme Function

- Establishing expression of OTC enzyme in liver has potential to restore urea cycle activity to detoxify ammonia, preventing neurological damage and potentially removing need for liver transplantation

# ARCT-810 Clinical Trials

**Phase 1 – Healthy Volunteers**

- Safe and generally well-tolerated in 24 adults

**Phase 1b – Single, Ascending Dose Study in OTC Deficiency Adults**

- 0.2 – 0.5 mg/kg in 16 adults
- Safe and generally well-tolerated

**Phase 2 – Single Dose, Multiple Administrations, Placebo-Controlled Study in OTC Deficiency Adolescents and Adults (UK, EU)**

- Enrollment of 6 subjects at the 0.3 mg/kg dose level (x6 IV infusions every 2 weeks) and 2 participants with placebo
- Safe and generally well-tolerated
- Limited glutamine measurements suggested reduction in glutamine compared to placebo

**Phase 2 – Multiple doses, Multiple Administrations, Open Label Study (U.S.)**

- Examination of 0.3 mg/kg and 0.5 mg/kg doses (x5 IV infusions every 2 weeks)
- More frequent measurements of urea cycle biomarkers and function

ARCT-810 has been consistently safe and well-tolerated with data suggesting improved urea cycle function

# U.S. Phase 2 Study Overview

- **Open-label, dose-ascending, multiple dose administration study**
  - 0.3 mg/kg and 0.5 mg/kg, 5 IV infusions every 2 weeks with 4-week follow-up

- **Enrolled adolescents and adults with confirmed OTC deficiency**
  - Participants directed to maintain baseline diet (e.g., protein intake) and medical management (e.g., ammonia scavenger medications)

- **8 participants were enrolled across both dosing cohorts (n=4 each)**

All dosing has been completed with preliminary findings presented here

# U.S. Phase 2 Summary of Safety and Tolerability

- **No serious adverse events**
- **Most treatment emergent adverse events (TEAEs) in both 0.3 mg/kg and 0.5 mg/kg dosing cohorts were mild to moderate in severity** – Most common TEAEs were headache (2/8), transaminitis (2/8), and IRRs (2/8)
  - Both Grade 3 non-serious asymptomatic transaminitis events resolved without additional intervention after stopping study drug

| | 0.3 mg/kg (N=4) | 0.5 mg/kg (N=4) |
|---|---|---|
| Participants with TEAE, n | 4 | 4 |
| TEAE events, n | 14 | 11 |
| Participants with related TEAE, n | 3 | 4 |
| Related TEAE events, n | 8 | 8 |
| Grade 1 | 3 | 6 |
| Grade 2 | 4⁺ | 1 |
| Grade 3 | 1 | 1 |
| Discontinued due to AE | 1⁺ | 0 |
| Serious AEs, n | 0 | 0 |
| AESIs (hyperammonemia) | 0 | 0 |
| Participants with IRR, n | 1 | 1 |

**ARCT-810 was generally safe and well-tolerated following multiple dose administrations**

⁺One participant discontinued after a single dose of ARCT-810 due to a non-serious Grade 2 AE of IV infiltration with a subsequent Grade 2 site injection reaction.

# U.S. Phase 2 Efficacy Measures

- **Clinically-relevant biomarkers of urea cycle** – plasma ammonia and glutamine
- **OTC enzyme activity through urea cycle byproduct enrichment** – Relative urea function (RUF)
- **Dietary intake** – Focus on protein intake given its centrality to OTC deficiency clinical management

**Participant Baseline Characteristics**

| | 0.3 mg/kg (N=3⁺) | 0.5 mg/kg (N=4) |
|---|---|---|
| Sex n (%) | F 3 (100%) | F 4 (100%) |
| Race n (%) | White 3 (100%) | White 4 (100%) |
| Ethnicity (n,%) | Hispanic 1 (33%) | Hispanic 1 (25%) |
| Age (yrs) Median (Range) | 46 (14 – 57) | 32 (17 – 42) |
| BMI (kg/m$^2$) Median (Range) | 24.1 (20.4 – 30.7) | 23.5 (17.0 – 24.8) |
| Nitrogen Scavengers n (%) | 2 (67%) | 4 (100%) |

Expansion of prior Phase 2 study measures to better understand ARCT-810's impact on urea cycle function

⁺One participant discontinued after a single dose of ARCT-810 due to a non-serious Grade 2 AE of IV infiltration with a subsequent Grade 2 site injection reaction.

# Changes in Clinically Relevant Biomarkers: Ammonia

**Objective:** Stable first morning fasting plasma ammonia levels with ARCT-810

**Results**

- 2/7 (29%) participants had elevated ammonia at baseline
- At 0.3 mg/kg and 0.5 mg/kg dose levels, mean ammonia levels were similar or lower than baseline



Treatment Period
(0.3 mg/kg)
Follow-up Period
First Morning Fasting Ammonia (µmol/L)
Study Day
-19% from baseline⁺



Treatment Period
(0.5 mg/kg)
Follow-up Period
First Morning Fasting Ammonia (µmol/L)
Study Day
-42% from baseline⁺

**All participants achieved and maintained normal ammonia levels following ARCT-810**

Points represent means ± SD of 3-4 participants. Dotted line indicates mean baseline value. ⁺Mean difference between Day 60 (3 days after last dose) and baseline. Best available data as of 11Sep2026.

# Changes in Clinically Relevant Biomarkers: Glutamine

**Objective:** Reduction in plasma glutamine levels following ARCT-810

**Results**

- 7/7 (100%) participants had elevated glutamine at baseline
- At 0.3 mg/kg and 0.5 mg/kg dose levels, mean glutamine levels were lower than baseline



Treatment Period (0.3 mg/kg)
Follow-up Period
Glutamine (µmol/L)
1300
1200
1100
1000
900
800
700
600
500
0
10
20
30
40
50
60
70
80
90
Study Day
-17% from baseline+
Treatment Period (0.5 mg/kg)
Follow-up Period
Glutamine (µmol/L)
Study Day
-25% from baseline+

**All participants exhibited reduction in glutamine levels following ARCT-810**

Points represent means ± SD of 3-4 participants. Dotted line indicates mean baseline value. +Mean difference between Day 60 (3 days after last dose) and baseline. Best available data as of 11Sep2026.

# Ammonia & Glutamine ARCT-810 Dose Comparison

### Ammonia



Treatment Period
Follow-up Period
0.3 mg/kg
0.5 mg/kg
First Morning Fasting Ammonia (µmol/L)
120
100
80
60
40
20
0
0
10
20
30
40
50
60
70
80
Study Day

### Glutamine



Treatment Period
Follow-up Period
0.3 mg/kg
0.5 mg/kg
Glutamine (µmol/L)
1300
1200
1100
1000
900
800
700
600
500
0
10
20
30
40
50
60
70
80
Study Day

**Consistent reductions observed at both 0.3 & 0.5 mg/kg ARCT-810 doses studied**

Points represent means ± SD of 3-4 participants. Best available data as of 11Sep2026.

# Biomarker Reductions Observed Despite Increased Protein Intake

**Objective:** Stable protein intake (within 25% of baseline)

**Results**

- At 0.3 mg/kg and 0.5 mg/kg dose levels, mean protein intake generally increased above baseline
- 5/7 (71%) participants had ≥1 timepoint that exceeded 25% baseline protein intake
  - All participants gained weight over course of study



Treatment Period
(0.3 mg/kg)
Follow-up Period
Change in Average Protein per Kg Body Weight per Day (%)
80
60
40
20
0
-20
15
29
36
43
57
60
71
85
Study Day



Treatment Period
(0.5 mg/kg)
Follow-up Period
Change in Average Protein per Kg Body Weight per Day (%)
80
60
40
20
0
-20
15
29
36
43
57
60
71
85
Study Day

**Increased protein intake + reductions in ammonia & glutamine → suggests increased urea cycle activity**

Columns represent means ± SD of 3-4 participants. Best available data as of 11Sep2026.

# U.S. Phase 2 Study Summary

- **Multiple doses of ARCT-810 at both dose levels was generally safe and well-tolerated** – Similar safety profiles between 0.3 mg/kg and 0.5 mg/kg
- **Evidence suggesting ARCT-810 increases urea cycle function –** As detected by clinically-relevant biomarkers of urea cycle activity (ammonia and glutamine)
- **Increases in protein intake suggests ARCT-810 may allow for better protein tolerance** – Important clinical outcome

ARCT-810 shows good safety profile and evidence of improvements in urea cycle function

# Key Opinion Leader, Dr. Marshall Summar



**Marshall Summar, M.D.**, Former founding member and Executive Committee member of the NIH UCD Consortium, a recognized expert in rare diseases and OTC deficiency, will participate in the presentation.

- Previously Chief of the Division of Genetics and Metabolism, Director of the Rare Disease Institute and the Margaret O'Malley Chair of Genetic Medicine at Children's National Hospital, Emeritus Professor of Pediatrics at George Washington University. Dr. Summar is an internationally recognized expert in urea cycle disorders (UCDs) with over four decades of clinical, research, and policy leadership. He is a founding member and Executive Committee member of the NIH UCD Consortium, where he led national UCD diagnostic and treatment consensus efforts. For more than 20 years, he served on the Scientific Advisory Board of the National UCD Foundation and has advised numerous academic and industry initiatives. He is the author of over 40 UCD-related publications, including GeneReviews®, clinical guidelines, and multinational natural history studies. As an inventor, he holds patents for ammonia diagnostics and UCD-related technologies and has led translational research in critical care and neonatal disease. In recognition of his long-standing contributions to rare disease research and clinical infrastructure, he received the National Organization for Rare Disorders Lifetime Achievement Award in 2022

# KOL Perspective: ARCT-810 Phase 2 Data

- **The glutamine result is what persuades a metabolic physician:** elevated in every participant despite mostly normal ammonias, down in every participant on drug, and back toward baseline once dosing stopped. That is drug effect, not variability.
- **The clear ammonia decline in the 0.5 mg/kg cohort was a surprise:** these were stable patients on unchanged scavenger doses, where a flat line is the expected result.
- **Adoption should be brisk rather than cautious:** the safety profile is clean and the biochemistry is legible to treating physicians, so I would expect 25% or more of eligible patients to be early adopters.

ARCT-810 is safe, tolerated, and effective, and the treating community is prepared to use it

# ADVANCES IN LUNAR DELIVERY PLATFORM

## LUNAR 2.0™

# How IV mRNA–LNP Medicines Work

**ApoE carries the particle to the hepatocyte — but escaping the endosome is where the pathway is lost**


most is degraded in the lysosome
RATE-LIMITING STEP

### Four-lipid particle

An ionizable lipid, DSPC, cholesterol and PEG–lipid encapsulate the mRNA.

### ApoE corona forms

After IV dosing the PEG sheds and plasma ApoE adsorbs onto the surface.

### Hepatocyte uptake

ApoE binds LDLR on the hepatocyte and the particle enters by endocytosis.

### Endosomal escape

The endosome acidifies, the ionizable lipid protonates and mRNA is released to the ribosomes — but most of it never gets out.

**Endosomal escape is bottleneck — only ~2-5% of internalized mRNA reaches the ribosome**

# LUNAR 2.0™ Next Generation LNP: 40-Fold Higher Expression



hEPO Expression
Fold over LUNAR 1.0 lipid
60
50
40
30
20
10
0
0.3 mg/Kg
40X
ALC-315
ATX-126 (Lipid in KOSTAIVE®)
ATX-2 (LUNAR 1.0)
LUNAR 2.0

## Relative Fold Enhancement in Human EPO Protein Expression

| Lipid | Fold Enhancement Over LUNAR 1.0 |
|---|---|
| ALC-315 | 2.2 |
| ATX-126 (Lipid in KOSTAIVE®) | 14 |
| ATX-2 (LUNAR 1.0) | 1.0 |
| **LUNAR 2.0™** | **40** |

- NHPs (n=3) treated, IV 60-min infusion @ 0.3 mg/kg)
- Plasma concentration 48 hours post infusion
- Only the ionizable lipid differs between arms — same hEPO mRNA, same dose, same infusion

**LUNAR 2.0™ produced 40-fold higher hEPO expression in NHPs compared to LUNAR 1.0**

# LUNAR 2.0™ ARCT-2601 Highly Effective in OTC-Deficient Model

*Survival in OTC-deficient mice on a high-protein diet*



Surviving Animals (%)
100
90
80
70
60
50
40
30
20
10
0
0
7
14
21
28
35
42
49
56
Time (Days)
1 mg/kg
0.3 mg/kg
Control
LUNAR-OTC 1 mg/kg, n=10
LUNAR-OTC 0.3 mg/kg, n=10
High Protein Diet (Control), n=10
LUNAR-OTC I.V. Dosing Schedule

ARCT-810 utilizes ATX-95



% Survival
100
90
80
70
60
50
40
30
20
10
0
0
7
14
21
28
35
42
49
56
63
70
Dose #1
Dose #2
Dose #3
Dose #4
Dose #5
Control
PBS
LUNAR 2.0-hOTC 0.1mg/kg
LUNAR 2.0-hOTC 0.3mg/kg
*High Protein Diet
Started Day 3 Post First Dose

ARCT-2601 utilizes LUNAR 2.0™

**ARCT-2601 (LUNAR-OTC 2.0) treatment exhibits dose-dependent survival in lethal OTCD murine model**

# LUNAR 2.0™ ARCT-2601: 38-Fold Higher hOTC Expression in NHP

*compared to ATX-95 (Lipid in ARCT-810)*



hOTC Expression
Fold Change
60
50
40
30
20
10
0
0.3 mg/kg
~38X
ALC-315
SM-102
ATX-95
LUNAR 2.0

## Relative Fold Enhancement in Human OTC Protein Expression

| Lipid | Fold Enhancement Over ATX-95 |
|---|---|
| ALC-315 | 5.3 |
| SM-102 | 2.5 |
| ATX-95 (used in ARCT-810) | 1.0 |
| **LUNAR 2.0™ (used in ARCT-2601)** | **38** |

- NHPs (n=3) treated, and PBS control; IV 60-min infusion @ 0.3 mg/kg
- Liver biopsies 48h post-infusion analyzed for hOTC via mass spec

**LUNAR 2.0™ exhibits 38-fold higher hOTC expression in NHPs compared to ATX-95 (Lipid in ARCT-810)**

# ARCT-2601 (LUNAR-OTC 2.0) Preliminary Safety Data

*Three non-GLP preclinical studies, head-to-head against ARCT-810: no new findings*

- ☑ **RODENT SAFETY STUDY · NON-GLP**
  **No new findings versus ARCT-810**
- ☑ **NHP TOLERABILITY STUDY · NON-GLP**
  **No new findings versus ARCT-810**
- ☑ **BIODISTRIBUTION**
  **New LUNAR 2.0™ lipid clears faster**


~

**ARCT-2601**
**LUNAR-OTC 2.0**

**ARCT-810**
**LUNAR-OTC**

**No new safety signals vs. ARCT-810 — and the new LUNAR 2.0™ lipid clears faster**

# ARCT-2601: FDA Feedback and Regulatory Plan

## FDA Type C Meeting on ARCT-2601 Development: Conducted June 2026

- FDA agreed to leverage platform CMC, non-clinical and clinical data to accelerate the development
- FDA agreed to include ARCT-2601 as an arm in the current ongoing ARCT-810 Phase 2 study
- Evaluate preliminary safety, PK, and biomarker data for ARCT-2601 in a small number of patients
- Proceed to an adequate and well-controlled pivotal trial if the initial data are favorable

## ARCT-2601 Regulatory / Clinical Plan

- IND Filing 4Q 2026: Evaluate ARCT-2601 in ongoing ARCT-810 Phase 2 study with 3–6 patients
  - Ages ≥12, with elevated baseline ammonia levels
- Advance to a Phase 2/3 pediatric study in H2 2027
  - Ages 0–6, neonatal-onset and severe late-onset patients with unmet medical needs

**ARCT-2601 to be integrated into ongoing Phase 2 study as advised by the FDA**

# LUNAR 2.0™ – Opens Door to Reduced Infusion Time

Better LNP potency × higher concentration → collapses dose volume → collapses clinic time

## The Challenge: mRNA-LNP therapeutics targeting the liver must be infused IV

**CURRENT**

# 3 Hours



*infusion time*

VOLUME 250 mL

DOSE 0.5 mg/kg

**PROPOSED — NEAR TERM**

# 1 Hour



*infusion time*

VOLUME 40 mL

DOSE 0.3 mg/kg

**FUTURE — SYRINGE PUMP**

# < 5 Min



*infusion time*

VOLUME 5 mL

DOSE 0.15 mg/kg

| | | | |
|---|---|---|---|
| 36× | shorter clinic time *(3 hr → 5 min)* | 50× | lower infusion volume *(250 mL → 5 mL)* |
| 7× | fewer drug product vials *(7 vials → 1 vial)* | RTU | ready-to-use *(no dilution required)* |

# Engineering mRNA Therapeutics with AI

*Arcturus' differentiated computational engine improves design quality, accelerates development, and de-risks pipeline*

## 1 WHAT WE ACQUIRE

**Published algorithms, a live platform, and the team behind them**

- **Validated algorithms**
  neoMS presentation and neoIM immunogenicity prediction — published, peer-reviewed
- **Platform in production**
  Ten AI modules on one IVD-ready ImmunoEngine workflow, live with pharma partners
- **The team behind it**
  Ghent computational immunology group — a capability we would spend years hiring into San Diego

**Advanced Prediction**

## 2 WHAT ARCTURUS GAINS

**Better candidates, designed faster and with fewer wasted cycles**

- **mRNA & construct design**
  myRNA and myCONSTRUCT into LUNAR and STARR
- **Immunogenicity risk**
  myADA and myEPITOPE screening on expressed protein payloads
- **Targets beyond oncology**
  myPATHOGEN, mySELF and mySURFACE seed starts
- **Translational data**
  myINSIGHTS for biomarker discovery and response prediction

**Speed • Quality • Efficiency**

## 3 WHERE IT SHOWS UP FIRST

**PKU and Gout demonstrate the near-term application**

- **Screen before selection**
  Epitope and ADA-risk screening pre-selection
- **PKU**
  Protein replacement where ADA risk is primary
- **Gout**
  Expressed enzyme payload with the same immune exposure
- **Portfolio read-through**
  Extends to every expressed protein payload in the portfolio

**PKU | Gout**

**Arcturus AI infrastructure accelerates innovation across mRNA therapeutic pipeline**

# Expansion of Liver Disease Franchise: PKU

*LUNAR-PKU: Arcturus's strategy to treat phenylketonuria (PKU)*

ARCTURUS therapeutics

## 1 DISEASE BACKGROUND

### PKU is a rare inborn error of metabolism

Phenylketonuria results from defective phenylalanine (Phe) metabolism caused by mutations in the enzyme phenylalanine hydroxylase (PAH).

Rare IEM | PAH mutation

## 2 THERAPEUTIC APPROACH

### IV-administered mRNA restores PAH activity

mRNA encoding the PAH enzyme replaces deficient or defective intracellular enzyme activity in patients with PKU.

mRNA-encoded PAH

## 3 DELIVERY PLATFORM

### LUNAR 2.0™ LNP delivers mRNA to the liver

LUNAR 2.0 increased potency combined with mRNA modification enables efficient hepatocyte delivery and franchise expansion into PKU.

LUNAR 2.0 | Hepatocyte delivery

**LUNAR 2.0™ potency plus mRNA modification enable expansion into PKU, a liver disease with high unmet need**

# Why PKU Now? Two-Stage Platform Optimization Story

From 24 hours → 6-7 days durability through mRNA + LNP engineering


PAH mRNA-LNPs
1 mg/kg i.v. in PKU Mice
Plasma Phe (mM)
Days Post-Dose
Published PAH Sequence
ARCT mRNA Gen 1
ARCT mRNA Gen 2
ARCT mRNA Gen 3
ARCT mRNA Gen 4


Optimized PAH Expression in NHP Liver
ng hPAH/mg total protein
Endogenous Human PAH
PBS
LUNAR 2.0 PAH mRNA (0.5 mg/kg)
44% Human PAH
16% Human PAH
Therapeutic threshold (~10% of endogenous)
Day 2
Day 7
Days Post-Dose

**STAGE 1 · Arcturus mRNA Optimization**

*6-7 days efficacy with improved PAH mRNA*

**STAGE 2 · PAH Protein Expression in NHP Liver**

*Optimized mRNA + LUNAR 2.0 lipid leads to robust protein expression in NHP liver at day 2 & day 7 post-IV dose*

**Single-Dose Durability Achieved Via Coordinated mRNA + LNP Optimization**

# Gout is a Disease Caused by a Missing Enzyme

*Humans lost the gene to make uricase ~15 million years ago*

### Mammals: uricase ON

Uric acid is dissolved and excreted

### Humans: gene switched OFF

Uric acid builds up → crystals in joints → gout

### Arcturus: mRNA turns it back ON

The liver makes uricase, restores ability to excrete uric acid



Serum uric acid, mg/dL
6.8 · crystals form
Most mammals
0.5–2
Healthy human
3.5–7
Gout patient
>8
0
2
4
6
8
10

**9.2M** U.S. gout patients

**200K** fail every oral drug

**$13.5B** uricase market by 2034

**Restoring uricase is restoring native biology — a liver-expressed enzyme delivered by LUNAR 2.0**

# LUNAR 2.0™ Key Takeaways

ARCTURUS therapeutics

## 1 POTENCY

**> 30X Improvement**

higher liver protein expression than LUNAR 1.0 in NHP

## 2 ARCT-2601 (OTC Deficiency)

**Phase 2: YE 2026**

Highly potent in NHPs, no new preclinical safety signals;
FDA-aligned to integrate ARCT-2601 into present ARCT-810 Phase 2 study

## 3 FUTURE PATIENT CONVENIENCE

**Lower Dose → < 5 Min**

## 4 FRANCHISE EXPANSION

**PKU · Gout**

LUNAR 2.0 + engineered mRNA open the next liver indications

**More protein from less mRNA — lower doses, shorter infusions, new indications**

# KOL Perspective: The LUNAR 2.0™ Platform and ARCT-2601

- **A greater than 30-fold potency gain is a change in kind, not degree:** it moves the objective from supporting the urea cycle to correcting it, and it buys headroom on both dose and interval.
- **Once-monthly dosing is the variable that determines real-world benefit:** in a disease of daily vigilance, interval drives enzyme persistence, and persistence is what changes outcomes.
- **I expect ARCT-2601 to become the standard of care, particularly in severe onset OTC deficiency,** and the same platform reads through to a long list of liver-based rare diseases, where roughly 70% of patients are children. Even if gene editing reaches it's promise patients will still need a significant treatment window and to date edited patients have still required pharmacologic support.

ARCT-2601 should set the standard in OTC deficiency and extend well beyond it

# Q & A